UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2026

Jabil Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14063	38-1886260
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10800 Roosevelt Boulevard North, St. Petersburg, Florida 33716

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (727) 577-9749

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	JBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Jabil Inc. (“Jabil” or the “Company”) was held on January 22, 2026. Set forth below are the voting results for the four proposals contained within our Proxy Statement dated December 12, 2025, and presented for stockholder vote at such meeting:

1.

The following nominees were elected to serve as directors of the Company until the next annual meeting of stockholders or until their respective successors are duly elected and qualified: Ms. Anousheh Ansari, Ms. Sujatha Chandrasekaran, Mr. Michael Dastoor, Mr. Christopher S. Holland and Mr. Steven A. Raymund. Mr. John Plant and Mr. N.V. “Tiger” Tyagarajan did not receive a majority of votes cast for their election to the board of directors (the “Board”). In accordance with the Company’s director resignation policy set forth in the Company’s Amended and Restated By-Laws (the “Resignation Policy”), on January 23, 2026, Mr. Plant and Mr. Tyagarajan offered their respective resignations from the Board, conditioned upon Board acceptance. In accordance with the Resignation Policy, the Nominating and Governance Committee (the “Committee”) of the Board will consider Mr. Plant’s and Mr. Tyagarajan’s resignations and recommend to the Board regarding whether to accept or reject their respective resignations. The Board will act on the Committee’s recommendation and publicly disclose its decision and rationale within 90 days following the Committee’s recommendation.

	FOR	AGAINST	ABSTAIN	NON-VOTE
Anousheh Ansari	85,421,545	1,723,670	163,459	9,067,264
Sujatha Chandrasekaran	86,667,805	597,090	43,779	9,067,264
Michael Dastoor	86,491,719	778,185	38,770	9,067,264
Christopher S. Holland	78,592,407	8,679,911	36,356	9,067,264
John C. Plant	13,973,878	73,295,834	38,962	9,067,264
Steven A. Raymund	77,111,812	10,159,306	37,556	9,067,264
N. V. “Tiger” Tyagarajan	26,443,916	60,800,219	64,539	9,067,264

2.	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2026, was ratified by the vote set forth below:

FOR	AGAINST	ABSTAIN	NON-VOTE
95,104,341	1,226,018	45,579	—

3.	The Company’s executive compensation was approved (on an advisory basis) by the vote set forth below:

FOR	AGAINST	ABSTAIN	NON-VOTE
84,693,456	2,457,288	157,930	9,067,264

4.	The stockholder proposal entitled “Shareholder Right to Act by Written Consent” was not approved by the vote set forth below:

FOR	AGAINST	ABSTAIN	NON-VOTE
33,551,092	53,567,757	189,825	9,067,264

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JABIL INC.
(Registrant)

January 27, 2026	By:	/s/ Susan Wagner-Fleming
Susan Wagner-Fleming
Senior Vice President, Corporate Secretary